_________________________________________________________________


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                             November 15, 1996


                ContiMortgage Home Equity Loan Trust 1996-2
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


            New York             33-99340-02              13-3888491
 ----------------------------   -------------         -------------------
 (State or Other Jurisdiction   (Commission)           (I.R.S. Employer
        of Incorporation)       File Number)          Identification No.)


          c/o Manufacturers & Traders Trust
          One M&T Plaza
          Buffalo, New York
          Attn: Corporate Trust Department              14203-2599
          ----------------------                        ----------
          (Address of Principal)                        (Zip Code)


     Registrant's telephone number, including area code (716) 842-5589


                                 No Change
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


     ___________________________________________________________________
          Note: Please see page 5 for Exhibit Index      Page 1

     Item 5. OTHER EVENTS.

          On November 15, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of October 1996 dated November 15, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

          In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of October, 1996 was $195,682.44.

     Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               Exhibits.

     (a)       Not applicable

     (b)       Not applicable

     (c)       Exhibits:

      19.  Trustee's Monthly Servicing Report for the month of October,
           1996

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor


                         By:   /S/    JEROME M. PERELSON
                               -------------------------
                                  Name:  Jerome M. Perelson
                                  Title: Vice President

                         By:   /S/    SUSAN E. O'DONOVAN
                               -------------------------
                                  Name:  Susan E. O'Donovan
                                  Title:    Vice President




     Dated: November 26, 1996

                               EXHIBIT INDEX



     Exhibit No. Description

     19.  Trustee's Monthly Servicing Report for the Month of October,
          1996.